SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:  February 2, 1999


                                   NELX, Inc.
             (Exact name of registrant as specified in its charter)



     Kansas                          0-21210          84-0922335
------------------                  ------------    ---------------------
(State or other                     (Commission     (IRS Employer
jurisdiction of                     File Number)    Identification No.)
incorporation)


5750 West 60th Avenue, Arvada, Colorado             80003
------------------------------------------------------------
(New address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code 304-622-9599



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Item 1.  Changes in Control of Registrant

         None.

Item 2.  Acquisition or Disposition of Assets

         None.

Item 3.  Bankruptcy or Receivership

         None.

Item 4.  Changes in Registrants Certifying Accountant

         None.

Item 5.  Other Events

         None.

Item 6.  Appointment of New Directors

         On January 25, 1999, the Board of Director appointed one new Director to serve until the next annual meeting of shareholders. The appointee is Denis Iler.

     Denis R. Iler, age 60, received a BA in Math from San Jose State University in California, and an MBA from Regis University in 1982. He was a comptroller with Berge Exploration from 1978 to 1984. Since 1984, he has been President and principal accountant for Business Financial Systems, Inc., an indepdendent accounting firm, providing tax and accounting services for the small business community, including oil and gas, construction, and real estate brokerage accounting.


                     Resignation and Appointment of Officers

         On January 25, 1999, Ken Curry resigned as a member of the Board of Directors. In his place the Board appointed Denis Iler as Director.

         Director Harry Bullock died on January 8, 1999.


Item 7.  Financial Statements Pro Forma Financial & Exhibits

         Financial Statements - None.


Exhibits - None.



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                                   Signatures

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 2, 1999


                                          NELX, Inc.


                                          By: /s/ Charles L. Stout
                                          ---------------------------------
                                          Charles L. Stout, President

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